SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported) March 10, 2003

                             SUREWEST COMMUNICATIONS
             (Exact Name of Registrant as Specified in Its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

                                0-556 68-0365195
           (Commission File Number) (IRS Employer Identification No.)

                 211 Lincoln Street, Roseville, California 95678
               (Address of Principal Executive Offices) (Zip Code)

                                 (916) 786-6141
              (Registrant's Telephone Number, Including Area Code)





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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     On  March  10,  2003,  SureWest   Communications  issued  a  press  release
announcing its fourth quarter and full year 2002 results. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

     Exhibit 99.1 SureWest Communications Press Release issued March 10, 2003.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           SUREWEST COMMUNICATIONS


Date     March 10, 2003    By /s/ Michael D. Campbell
                           Executive Vice President and Chief Financial Officer